EXHIBIT 10.57
                              Note to Exhibit 10.57



         The following Engine Warranty Assignment is substantially identical in all material respects to three additional Engine Warranty Assignments except as follows:



Owner Participant                                        Date                                          Aircraft (Tail No.)
-----------------                                        ----
NCC Charlie Company*                                     September 10, 1998*                           N575ML*
NCC Charlie Company                                      September 10, 1998                            N576ML
General Electric Capital Corporation                     November 10, 1998                             N577ML
General Electric Capital Corporation                     November 10, 1998                             N578ML




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*          Filed document